QuickLinks -- Click here to rapidly navigate through this document

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 3, 2003

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	1-13232 (Commission File Number)	84-1259577 (I.R.S. Employer Identification No.)
4582 SOUTH ULSTER STREET PARKWAY SUITE 1100, DENVER, CO 80237 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (303) 757-8101

NOT APPLICABLE
(Former name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS

        Terry Considine, Chairman and Chief Executive Officer of Apartment Investment and Management Company ("Aimco") and certain other officers of Aimco will be meeting with analysts, investors and other persons at a conference sponsored by the National Association of Real Estate Investment Trusts ("NAREIT"). The conference is taking place today and tomorrow, June 3-4, 2003. The slide presentation being used by Aimco at the NAREIT conference is attached hereto as Exhibit 99.1 and incorporated herein by this reference. Mr. Considine will participate in a session scheduled for 10:30 am to 11:05 am Eastern time on Wednesday, June 4, 2003, which will include a brief overview of Aimco and will be followed by an open question and answer session, led by Dan Oppenheim of Banc of America Securities. Listeners may join the audiocast of this session via the Internet at www.aimco.com/about/NAREIT03.asp. The information contained on Aimco's Website is not incorporated by reference herein.

        In addition, Aimco has announced its May 2003 operating measures for its portfolio of "Same Store" properties. The press release dated June 3, 2003, attached hereto as Exhibit 99.2, is incorporated herein by this reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

  (c)
  Exhibits

    The following exhibits are filed with this report:

Exhibit Number	Description
99.1	Aimco NAREIT presentation June 2003
99.2	Press Release regarding May operating measures, dated June 3, 2003

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 3, 2003

APARTMENT INVESTMENT AND MANAGEMENT COMPANY
/s/ PAUL J. MCAULIFFE Paul J. McAuliffe Executive Vice President and Chief Financial Officer

QuickLinks

  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
SIGNATURE